SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   October 5, 2001


                      First Community Financial Corporation
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     North Carolina                   000-26117                 56-2119954
----------------------------        --------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)


                             708 South Church Street
                        Burlington, North Carolina 27215
                        --------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (336) 227-3631


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     The  Board  of  Directors  of  First   Community   Financial   Corporation,
Burlington, North Carolina (the "Corporation"), the holding company for Community Savings Bank, Inc., announced October 5, 2001 that the Corporation has entered into a definitive Merger Agreement with Capital Bank Corporation, Raleigh, North Carolina ("Capital"), the holding company for Capital Bank, pursuant to which the Corporation will merge with and into Capital, with Capital being the surviving corporation. The announcement is contained in a joint press release from the Corporation and Capital which is attached hereto as Exhibit
99.1. Also attached as Exhibit 99.2 is the Merger Agreement between the Corporation and Capital.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         (99.1)   Joint Press Release distributed October 5, 2001

         (99.2) Merger Agreement between Capital and the Corporation dated October 4, 2001



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST COMMUNITY FINANCIAL CORPORATION


Date: October 12, 2001                 By: /s/ William R. Gilliam
                                           -----------------------------
                                           William R. Gilliam, President
                                           and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

 (99.1)             Press Release of the Corporation distributed
                    October 5, 2001

 (99.2)             Merger Agreement between the Corporation and Capital dated
                    October 4, 2001



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